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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 1998

                         NATIONAL BANCSHARES CORPORATION
             (Exact name of registrant as specified in its charter)


           Ohio                        0-14773                  34-1518564
           ----                        -------                  ----------
(State or other jurisdiction         (Commission                RS Employer
     of incorporation)               File Number)             Identification No.

                  112 West Market Street, Orrville, Ohio 44667
                  --------------------------------------------
                     Address of principal executive offices

       Registrant's telephone number, including area code: (330) 682-1010
                                                           --------------


Item 4. Changes in Registrant's Certifying Accountant.

         On May 19, 1998 the Board of Directors dismissed the accounting firm of Deloitte & Touche LLP and engaged the firm of Crowe, Chizek and Company LLP as the principal accountant to audit the registrant's financial statements. The decision was made based on the recommendation of the Audit Committee of the Board of Directors. During the two most recent fiscal years (1996 and 1997), and through May 19, 1998 there were no disagreements with the former accountant (Deloitte & Touche LLP) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion.

         The Company requested that Deloitte & Touche LLP furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in this Item 4, and if not, stating the respects in which they do not agree. A copy of such letter, dated May 22, 1998, which the Company received on May 22, 1998, is filed as Exhibit 16 to this 8-K.

Item 7. Financial Statements and Exhibits.

         Exhibit 16 - Letter of Deloitte & Touche LLP dated May 22, 1998.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           National Bancshares Corporation


Date:   May 22, 1998                       /s/Charles J. Dolezal
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                                           Charles J. Dolezal,  President











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